DIREXION SHARES ETF TRUST

Direxion Daily Junior Gold Miners Index Bull 3X Shares
Direxion Daily Junior Gold Miners Index Bear 3X Shares

Supplement dated September 26, 2013 to the
Prospectus and Statement of Additional Information (“SAI”)
dated February 28, 2013, as last supplemented July 22, 2013

Effective immediately, the trading symbols for the Direxion Daily Junior Gold Miners Index Bull 3X Shares and the Direxion Daily Junior Gold Miners Index Bear 3X Shares (the “Funds”) will be as follows:

Fund	Ticker Symbol
Direxion Daily Junior Gold Miners Index Bull 3X Shares	JNUG
Direxion Daily Junior Gold Miners Index Bear 3X Shares	JDST

Additionally, the paragraph under the heading “Fund Performance” appearing in the summary section for each Fund is hereby deleted in its entirety and replaced with the following:

The Fund does not yet have a full year of operations; therefore, performance information is not yet available.  In the future, performance information for the Fund will be presented in this section. Performance information also will be available on the Fund’s website at http://www.direxionfunds.com/products?presets=etfs&activetab=performance or by calling the Fund toll free at 1-866-476-7523.

For more information, please contact the Funds at (866) 476-7523.

*           *           *           *           *

Please retain a copy of this Supplement with your Prospectus and SAI.